UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2021

Caduceus Software Systems Corp.

(Exact name of registrant as specified in its charter)

Wyoming	333-144509	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2123 Pioneer Avenue

Cheyenne, WY, 82001

(Address of principal executive offices)

(360) 361-8066

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events

On March 30, 2021 Caduceus Software Systems Corp., issued a press release announcing the recent updates the company has accomplished. Caduceus Software Systems Corp announced the launch of a new corporate website and Twitter account, a new business strategy and elaborated on steps taken to become current on OTC Markets.

A copy of the press release is provided as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Press Release Dated March 30, 2021 Tilted: Caduceus Corp provides corporate update.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADUCEUS SOFTWARE SYSTEMS CORP.

Date: March 30, 2021	By:	/s/ Alex Chen
Name: Alex Chen
Title: CEO and President